UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report: November 19, 2007

CHDT CORP.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
organization)		Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440 (Registrant's
telephone number, including area code)

ITEM 7.01 REGULATION FD DISCLOSURE:  On November 19, 2007, Chairman Howard Ullman of CHDT Corp. gave a Web Cast interview on CHDT Corp.’s financial results for the fiscal quarter ending September 30, 2007.  A transcript of this interview is attached to this Report as Exhibit 99.1.

The information furnished pursuant to Item 7.01 of this Current Report, including Exhibit 99.1  hereto, shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless CHDT Corp. expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01 — Financial Statements and Exhibits

(c)     Exhibits:

Exhibit No.	Description

99.1	Transcript of Howard UIlman Web Cast Interview

2

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

CHDT CORP.

BY:  /s/ Gerry McClinton
Gerry McClinton, Chief Operating Officer

Date:   November 20, 2007

3